Exhibit 99.1

WEINGARTEN REALTY

Real Estate for Everyday Retail

NORDSTROM
rack

Images from The Palms at Town & Country, Miami, FL

Supplemental Financial Information

Quarter Ended December 31, 2016

WRI
LISTED
NYSE

Publix

Total Wine

Table of Contents	Page
Quarterly Earnings Press Release	i - x
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures	11
New Development / Redevelopment	12 -13
Land Held for Development	14
Disposition and Acquisition Summary	15

Summary of Debt
Debt Information	17
Debt Information Additional Disclosure	18
Schedule of Maturities	19
Schedule of Maturities Additional Disclosure	20

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	22
Unconsolidated Joint Venture Financial Statements at Pro rata Share	23
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%	24
Unconsolidated Joint Venture Mortgage Debt Information at 100%	25
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure	26

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	28
Portfolio Operating Information	29 - 30
Total Net Operating Income by Geographic Region	31

Property Listing
Summary Property Listing	33
Property Listing	34 - 42
Ground Lease Commitments	43

Other Topics of Interest
At-The-Market Program Inception-To-Date	45
Ground Lease Summary	46

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2016, we owned or operated under long-term leases, interests in 220 properties which are located in 18 states that span the United States from coast to coast. These properties represent approximately 44.7 million square feet of which our interests in these properties aggregated approximately 28.5 million square feet of leasable area. Our properties were 94.3% leased as of December 31, 2016, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
REPORTS STRONG QUARTER AND A 5.5% DIVIDEND INCREASE

HOUSTON, February 21, 2017 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the fourth quarter and full year ended December 31, 2016. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.
Fourth Quarter and Full Year Operating and Financial Highlights

•
Net income attributable to common shareholders (“Net Income”) was $0.34 per diluted share (hereinafter “per share”) for the quarter and $1.87 per share for the year compared to $0.38 and $1.29 per share for the respective periods in 2015;

•
Core Funds From Operations Attributable to Common Shareholders ("Core FFO") increased 8.9% to $0.61 per share for the fourth quarter of 2016 and 7.3% to $2.34 per share for the full year 2016 compared to comparable 2015 periods;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased by 3.8% over the fourth quarter of 2015 and by 3.3% over the full year 2015;

•	Rental rates on new leases and renewals completed during the year were up 26.7% and 10.2%, respectively;

•	Acquisitions totaled $515 million for the year;

•	Dispositions totaled $223 million for the year; and

•	Common dividends per share increased 5.5% to $0.385 per quarter or $1.54 on an annualized basis.

Financial Results
The Company reported Net Income of $44.1 million or $0.34 per share for the fourth quarter of 2016, as compared to $47.3 million or $0.38 per share for the same period in 2015. This decrease was due primarily to an increase in net income attributable to noncontrolling interests due to higher gains on sales of properties in 2016. For the year, Net Income was $238.9 million or $1.87 per share for 2016 compared to $160.8 million or $1.29 per share for 2015. This increase was due primarily to higher gains on sales of properties in 2016.
Funds From Operations Attributable to Common Shareholders in accordance with the National Association of Real Estate Investment Trusts definition (“NAREIT FFO”) was $78.9 million or $0.61 per share for the

i

fourth quarter of 2016 compared to $71.4 million or $0.57 per share for 2015. The increase is primarily due to increased income from the existing portfolio, incremental income from our new developments and redevelopments, and the significant acquisitions completed in 2016. Reduced interest expense from favorable debt refinancings also contributed to the increase; however, these increases were offset by the dilution resulting from the issuance of common shares during 2015 and 2016. For the year, NAREIT FFO was $293.7 million or $2.28 per share for 2016 compared to $260.0 million or $2.07 per share for 2015. Included in NAREIT FFO for 2016 were deferred taxes related to gains on property sales and property acquisitions, the write-off of new development pursuit costs and costs related to a term loan commitment. Each of these items is added back in arriving at Core FFO for 2016.
Core FFO for the quarter ended December 31, 2016 was $79.4 million or $0.61 per share compared to $70.7 million or $0.56 per share for the same quarter of last year, an increase of 8.9% on a per share basis. For the full year, Core FFO was $300.9 million or $2.34 per share for 2016 compared to $274.8 million or $2.18 per share for 2015, an increase of 7.3% on a per share basis.
A reconciliation of Net Income to NAREIT FFO and Core FFO is included herein.
Operating Results
For the period ending December 31, 2016, the Company’s operating highlights were as follows:

	Q4 2016	YTD
Occupancy (Signed Basis):
Occupancy - Total	94.3%
Occupancy - Small Shop Spaces	90.6%
Occupancy - Same Property Portfolio	95.6%

Same Property Net Operating Income, with redevelopments	3.8%	3.3%

Rental Rate Growth - Total:	12.8%	13.1%
New Leases	22.4%	26.7%
Renewals	11.0%	10.2%

Leasing Transactions:
Number of New Leases	78	348
New Leases - Annualized Revenue (in millions)	$5.1	$22.7
Number of Renewals	178	739
Renewals - Annualized Revenue (in millions)	$14.8	$59.6

A reconciliation of Net Income to SPNOI is included herein.
Portfolio Activity
During the quarter, the Company closed $19.9 million of acquisitions including:

•	Two freestanding buildings adjacent to the Company’s River Oaks Shopping Center that will facilitate planned future redevelopment at this premier, inner-city Houston location.

•	A vacant 96,000 square foot former Target building adjacent to the Company’s highly successful Fiesta Trails shopping center in San Antonio which the Company believes it can profitably redevelop.

This brought the Company’s acquisitions for the year to $514.8 million.

The highlights of the Company’s new development program are as follows:

•
Purchased 5.2 acres of land that will be the site of The Gateway Alexandria, a premier, mixed-use development in Alexandria, Virginia. This project will include 282 multi-family units, 100,000 square feet of retail anchored by a 62,000 square foot Harris Teeter grocery store, 23,000 square feet of office and a below-grade parking garage. The Company’s net investment upon completion is estimated at $180 million before the planned sale of the majority of the office and all of the residential components. This high-barrier, infill site has impressive demographics within three miles of 290,000 people with average incomes of about $108,000 and with nearly 62% of the population having college degrees. The Company has engaged a prominent residential developer to assist in the development of the property and the leasing and management of the residential component.

•
Executed a partnership agreement with a prominent residential developer for the development of Columbia Pike, a premier, mixed-use project in Arlington, Virginia. This project will include 365 multi-family units and 72,000 square feet of retail anchored by a 50,000 square foot Harris Teeter grocery store. The Company’s prorata net investment upon completion is estimated at $135 million before the sale of the residential component. The Company expects to purchase the land and commence development in April of 2017.

•
Stabilized Nottingham Commons, a $46 million development in White Marsh, Maryland anchored by MOM’s Organic Market, Petco, TJ Maxx and DSW. This project was completed in 27 months and is generating an 8% return.

•
Currently have four projects including all of the above, under development representing an estimated final investment of $391.9 million and nine redevelopments underway representing $61.9 million of incremental investment.

During the fourth quarter, the Company sold four land parcels, five shopping centers held in joint ventures and one wholly-owned center for $24.9 million, bringing the dispositions for the year to $222.6 million.

Balance Sheet
The Company’s credit metrics remain very strong at quarter end with Net Debt to EBITDA at 5.9 times and Debt to Total Market Cap at 33.7%. Debt maturities for 2017 are $86.7 million.

2017 Guidance

The Company’s guidance for 2017 is as follows:

2017 Guidance
NAREIT FFO (per diluted share)	$2.36 - $2.42
Core FFO (per diluted share)	$2.37 - $2.43
Acquisitions	$125 - $225 million
Re / New Development	$135 - $235 million
Dispositions	$125 - $225 million
Same Property NOI with redevelopments	2.50% - 3.50%
Same Property NOI w/o redevelopments	2.00% - 3.00%

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.385 per common share payable on March 15, 2017 to shareholders of record on March 8, 2017, representing a 5.5% increase on an annualized basis.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on February 22, 2017 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 43147576). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer. At December 31, 2016, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 220 properties which are located in 18 states spanning the country from coast to coast. These properties represent approximately 44.7 million square feet of which our interests in these properties aggregated approximately 28.5 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended December 31,		Twelve Months Ended December 31,
		2016	2015	2016	2015
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
	Rentals, net	$139,507	$127,242	$537,265	$502,464
	Other Income	3,356	2,412	12,290	10,380
	Total Revenues	142,863	129,654	549,555	512,844
	Depreciation and Amortization	43,374	37,011	162,535	145,940
	Operating Expense	25,896	25,168	98,855	94,244
	Real Estate Taxes, net	16,213	14,394	66,358	60,289
	Impairment Loss	55	—	98	153
	General and Administrative Expense	7,193	7,503	27,266	27,524
	Total Expenses	92,731	84,076	355,112	328,150
	Operating Income	50,132	45,578	194,443	184,694
	Interest Expense, net	(21,711)	(20,426)	(83,003)	(87,783)
	Interest and Other Income	729	2,311	2,569	4,563
	Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	1,915	—	48,322	879
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	5,531	5,620	20,642	19,300
	Benefit (Provision) for Income Taxes	164	239	(6,856)	(52)
	Income from Continuing Operations	36,760	33,322	176,117	121,601
	Gain on Sale of Property	32,416	15,704	100,714	59,621
	Net Income	69,176	49,026	276,831	181,222
Less:	Net Income Attributable to Noncontrolling Interests	(25,034)	(1,751)	(37,898)	(6,870)
	Net Income Adjusted for Noncontrolling Interests	44,142	47,275	238,933	174,352
Less:	Preferred Share Dividends	—	—	—	(3,830)
Less:	Redemption Costs of Preferred Shares	—	—	—	(9,687)
	Net Income Attributable to Common Shareholders -- Basic	$44,142	$47,275	$238,933	$160,835
	Net Income Attributable to Common Shareholders -- Diluted	$44,142	$47,746	$240,929	$160,835

v

Weingarten Realty Investors
(in thousands)
Financial Statements

	December 31, 2016	December 31, 2015
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,789,145	$4,262,959
Accumulated Depreciation	(1,184,546)	(1,087,642)
Property Held for Sale, net	479	34,363
Investment in Real Estate Joint Ventures and Partnerships, net	289,192	267,041
Unamortized Lease Costs, net	208,063	137,609
Accrued Rent and Accounts Receivable, net	94,466	84,782
Cash and Cash Equivalents	16,257	22,168
Restricted Deposits and Mortgage Escrows	25,022	3,074
Other, net	188,850	177,591
Total Assets	$4,426,928	$3,901,945

LIABILITIES AND EQUITY
Debt, net	$2,356,528	$2,113,277
Accounts Payable and Accrued Expenses	116,859	112,205
Other, net	191,887	131,453
Total Liabilities	2,665,274	2,356,935

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	44,758	—

EQUITY
Common Shares of Beneficial Interest	3,885	3,744
Additional Paid-In Capital	1,718,101	1,616,242
Net Income Less Than Accumulated Dividends	(177,647)	(222,880)
Accumulated Other Comprehensive Loss	(9,161)	(7,644)
Shareholders' Equity	1,535,178	1,389,462
Noncontrolling Interests	181,718	155,548
Total Liabilities and Equity	$4,426,928	$3,901,945

Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
The National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, impairments of land, transactional costs associated with acquisition and development activities, certain deferred tax provisions/benefits, redemption costs of preferred shares and gains on the disposal of non-real estate assets. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$44,142	$47,275	$238,933	$160,835
Depreciation and amortization	42,245	36,350	159,938	143,067
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,774	3,849	15,118	14,451
Impairment of operating properties and real estate equity investments	—	—	—	153
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	326	1,497
(Gain) on acquisition including associated real estate equity investment	—	—	(46,398)	—
(Gain) on sale of property and interests in real estate equity investments	(11,177)	(15,625)	(72,552)	(60,309)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(538)	(943)	(3,693)	(1,558)
Other	(8)	(6)	(16)	(10)
NAREIT FFO – basic	78,438	70,900	291,656	258,126
Income attributable to operating partnership units	499	471	1,996	1,903
NAREIT FFO – diluted	78,937	71,371	293,652	260,029
Adjustments to Core FFO:
Redemption costs of preferred shares	—	—	—	9,749
Deferred tax expense, net	—	—	7,024	—
Acquisition costs	622	305	1,782	1,007
Other impairment loss, net of tax	55	—	98	—
(Gain) loss on extinguishment of debt	—	—	(1,679)	6,100
Other, net of tax	(254)	(952)	17	(2,113)
Core FFO – diluted	$79,360	$70,724	$300,894	$274,772

FFO weighted average shares outstanding – basic	127,476	123,357	126,048	123,037
Effect of dilutive securities:
Share options and awards	933	1,258	1,059	1,292
Operating partnership units	1,462	1,462	1,462	1,472
FFO weighted average shares outstanding – diluted	129,871	126,077	128,569	125,801

NAREIT FFO per common share – basic	$.62	$.57	$2.31	$2.10

NAREIT FFO per common share – diluted	$.61	$.57	$2.28	$2.07

Core FFO per common share – diluted	$.61	$.56	$2.34	$2.18

Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties classified as discontinued operations. While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2016
Beginning of the period	200	206
Properties added:
Acquisitions	—	1
Redevelopments	—	11
Other	—	1
Properties removed:
Dispositions	(6)	(16)
Redevelopments	—	(5)
Other	(1)	(5)
End of the period	193	193

The Company calculates SPNOI using operating income as defined by GAAP excluding property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation, amortization, impairment losses, general and administrative expenses, acquisition costs and other items such as lease cancellation income, environmental abatement costs and demolition expenses. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of Net Income to SPNOI is as follows (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$44,142	$47,275	$238,933	$160,835
Add:
Redemption costs of preferred shares	—	—	—	9,687
Dividends on preferred shares	—	—	—	3,830
Net income attributable to noncontrolling interests	25,034	1,751	37,898	6,870
(Benefit) provision for income taxes	(164)	(239)	6,856	52
Interest expense, net	21,711	20,426	83,003	87,783
Less:
Gain on sale of property	(32,416)	(15,704)	(100,714)	(59,621)
Equity in earnings of real estate joint ventures and partnership interests	(5,531)	(5,620)	(20,642)	(19,300)
Gain on sale and acquisition of real estate joint venture and partnership interests	(1,915)	—	(48,322)	(879)
Interest and other income	(729)	(2,311)	(2,569)	(4,563)
Operating Income	50,132	45,578	194,443	184,694
Less:
Revenue adjustments (1)	(4,959)	(2,870)	(16,364)	(11,973)
Add:
Property management fees	681	680	2,854	2,958
Depreciation and amortization	43,374	37,011	162,535	145,940
Impairment loss	55	—	98	153
General and administrative	7,193	7,503	27,266	27,524
Acquisition costs	614	303	1,350	968
Other (2)	(246)	191	72	481
Net Operating Income	96,844	88,396	372,254	350,745
Less: NOI related to consolidated entities not defined as same property and noncontrolling interests	(14,214)	(8,775)	(45,986)	(35,658)
Add: Pro rata share of unconsolidated entities defined as same property	7,937	7,600	30,516	30,190
Same Property Net Operating Income	$90,567	$87,221	$356,784	$345,277
___________________

(1)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

(2)	Other includes items such as environmental abatement costs and demolition expenses.

x

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose of properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including the failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information
Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties. Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships. Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015	2014	2013	2012
Revenues:
Rentals, net	$139,507	$127,242	$537,265	$502,464	$503,128	$477,340	$439,993
Other	3,356	2,412	12,290	10,380	11,278	11,855	11,184
Total	142,863	129,654	549,555	512,844	514,406	489,195	451,177
Expenses:
Depreciation and amortization	43,374	37,011	162,535	145,940	150,356	146,763	127,703
Operating	25,896	25,168	98,855	94,244	95,318	97,099	88,924
Real estate taxes, net	16,213	14,394	66,358	60,289	60,768	57,515	52,066
Impairment loss	55	—	98	153	1,024	2,579	9,585
General and administrative	7,193	7,503	27,266	27,524	24,902	25,371	28,538
Total	92,731	84,076	355,112	328,150	332,368	329,327	306,816
Operating Income	50,132	45,578	194,443	184,694	182,038	159,868	144,361
Interest Expense, net	(21,711)	(20,426)	(83,003)	(87,783)	(94,725)	(96,312)	(106,248)
Interest and Other Income, net	729	2,311	2,569	4,563	3,756	7,685	6,047
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	1,915	—	48,322	879	1,718	33,670	14,203
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	5,531	5,620	20,642	19,300	22,317	35,112	(1,558)
Benefit (Provision) for Income Taxes	164	239	(6,856)	(52)	1,261	(7,046)	75
Income from Continuing Operations	36,760	33,322	176,117	121,601	116,365	132,977	56,880
Operating Income from Discontinued Operations	—	—	—	—	342	12,214	25,918
Gain on Sale of Property from Discontinued Operations	—	—	—	—	44,582	119,203	68,619
Income from Discontinued Operations	—	—	—	—	44,924	131,417	94,537
Gain on Sale of Property	32,416	15,704	100,714	59,621	146,290	762	1,004
Net Income	69,176	49,026	276,831	181,222	307,579	265,156	152,421
Less: Net Income Attributable to Noncontrolling Interests	(25,034)	(1,751)	(37,898)	(6,870)	(19,571)	(44,894)	(5,781)
Net Income Adjusted for Noncontrolling Interests	44,142	47,275	238,933	174,352	288,008	220,262	146,640
Dividends on Preferred Shares	—	—	—	(3,830)	(10,840)	(18,173)	(34,930)
Redemption Costs of Preferred Shares	—	—	—	(9,687)	—	(17,944)	(2,500)
Net Income Attributable to Common Shareholders	$44,142	$47,275	$238,933	$160,835	$277,168	$184,145	$109,210
Earnings Per Common Share - Basic	$0.35	$0.38	$1.90	$1.31	$2.28	$1.52	$0.90
Earnings Per Common Share - Diluted	$0.34	$0.38	$1.87	$1.29	$2.25	$1.50	$0.90

(a)	See Page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2016	2015

ASSETS
Property	$4,789,145	$4,262,959
Accumulated Depreciation	(1,184,546)	(1,087,642)
Property Held for Sale, net	479	34,363
Property, net	3,605,078	3,209,680

Investment in Real Estate Joint Ventures and Partnerships, net (a)	289,192	267,041
Total	3,894,270	3,476,721

Unamortized Lease Costs, net	208,063	137,609
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $6,700 in 2016 and $6,072 in 2015)	94,466	84,782
Cash and Cash Equivalents	16,257	22,168
Restricted Deposits and Mortgage Escrows	25,022	3,074
Other, net	188,850	177,591
Total Assets	$4,426,928	$3,901,945

LIABILITIES AND EQUITY
Debt, net	$2,356,528	$2,113,277
Accounts Payable and Accrued Expenses	116,859	112,205
Other, net	191,887	131,453
Total Liabilities	2,665,274	2,356,935

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	44,758	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 128,072 in 2016 and 123,951 in 2015	3,885	3,744
Additional Paid-In Capital	1,718,101	1,616,242
Net Income Less Than Accumulated Dividends	(177,647)	(222,880)
Accumulated Other Comprehensive Loss	(9,161)	(7,644)
Total Shareholders' Equity	1,535,178	1,389,462
Noncontrolling Interests	181,718	155,548
Total Equity	1,716,896	1,545,010
Total Liabilities and Equity	$4,426,928	$3,901,945

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Funds From Operations Attributable to Common Shareholders (NAREIT FFO)
Numerator:
Net income attributable to common shareholders	$44,142	$47,275	$238,933	$160,835
Depreciation and amortization	42,245	36,350	159,938	143,067
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,774	3,849	15,118	14,451
Impairment of operating properties and real estate equity investments	—	—	—	153
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	326	1,497
(Gain) on acquisition including associated real estate equity investment	—	—	(46,398)	—
(Gain) on sale of property and interests in real estate equity investments	(11,177)	(15,625)	(72,552)	(60,309)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(538)	(943)	(3,693)	(1,558)
Other	(8)	(6)	(16)	(10)
NAREIT FFO - Basic	78,438	70,900	291,656	258,126
Income attributable to operating partnership units	499	471	1,996	1,903
NAREIT FFO - Diluted	78,937	71,371	293,652	260,029
Adjustments for Core FFO:
Redemption costs of preferred shares	—	—	—	9,749
(Gain) loss on extinguishment of debt	—	—	(1,679)	6,100
Deferred tax expense, net	—	—	7,024	—
Acquisition costs	622	305	1,782	1,007
Other impairment loss, net of tax	55	—	98	—
Other, net of tax	(254)	(952)	17	(2,113)
Core FFO - Diluted	$79,360	$70,724	$300,894	$274,772

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,476	123,357	126,048	123,037
Effect of dilutive securities:
Share options and awards	933	1,258	1,059	1,292
Operating partnership units	1,462	1,462	1,462	1,472
FFO weighted average number of common shares outstanding - Diluted	129,871	126,077	128,569	125,801

NAREIT FFO Per Common Share - Basic	$0.62	$0.57	$2.31	$2.10

NAREIT FFO Per Common Share - Diluted	$0.61	$0.57	$2.28	$2.07
Adjustments for Core FFO per common share:
Redemption costs of preferred shares	—	—	—	0.08
(Gain) loss on extinguishment of debt	—	—	(0.01)	0.05
Deferred tax expense, net	—	—	0.05	—
Acquisition costs	—	—	0.02	—
Other, net of tax	—	(0.01)	—	(0.02)
Core FFO Per Common Share - Diluted	$0.61	$0.56	$2.34	$2.18

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Rentals, net
Base minimum rent, net	$107,409	$99,233	$414,080	$388,912
Straight line rent	1,641	1,446	6,536	6,076
Over/Under-market rentals, net	1,222	(106)	2,144	(456)
Percentage rent	1,255	1,270	4,397	4,259
Tenant reimbursements	27,980	25,399	110,108	103,673
Total	$139,507	$127,242	$537,265	$502,464

Other Income
Recurring fee income	$1,776	$1,380	$6,317	$5,684
Non-Recurring fee income	23	—	194	199
Miscellaneous revenue	1,260	882	4,606	4,027
Lease cancellation revenue	297	150	1,173	470
Total	$3,356	$2,412	$12,290	$10,380

Interest Expense, net
Interest paid or accrued	$21,995	$20,485	$85,134	$82,385
(Gain)/Loss on extinguishment of debt	—	—	(2,037)	6,100
Amortization of debt deferred costs	855	851	3,515	3,333
Over/Under-market mortgage adjustment of acquired properties, net	(245)	(175)	(953)	(783)
Gross interest expense	22,605	21,161	85,659	91,035
Capitalized interest	(894)	(735)	(2,656)	(3,252)
Total	$21,711	$20,426	$83,003	$87,783

Interest and Other Income
Gain on litigation settlement	$—	$—	$—	$1,721
Deferred compensation investment income	538	1,011	1,995	702
Other	191	1,300	574	2,140
Total	$729	$2,311	$2,569	$4,563

Supplemental Analyst Information

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$4,651	$5,040	$17,847	$16,848
Intercompany fee income reclass	682	595	2,574	2,278
Other adjustments	198	(15)	221	174
Equity in earnings of real estate joint ventures and partnerships, net	$5,531	$5,620	$20,642	$19,300

Dividends
Common Dividends per Share	$0.365	$0.345	$1.460	$1.380

Common Dividends Paid as a % of Reported Funds from Operations - Basic	59.6%	60.3%	63.5%	66.2%

Common Dividends Paid as a % of Core Funds from Operations - Basic	59.3%	60.9%	61.9%	62.6%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.0%	5.8%	5.0%	5.4%

General and Administrative Expenses/Total Assets before Depreciation	0.13%	0.15%	0.49%	0.55%

Net Operating Income Additional Disclosures

Minority Interests Share of Net Operating Income and Other Adjustments	(2,155)	(1,752)	(8,441)	(7,798)
Pro rata Share of Unconsolidated Joint Ventures
Revenues	13,343	14,392	53,013	56,126
Operating expense	(2,476)	(2,735)	(10,438)	(10,018)
Real estate taxes	(1,632)	(1,812)	(6,787)	(7,150)

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	December 31,
	2016	2015

Property
Land	$1,107,072	$929,958
Land held for development	82,953	95,524
Land under development	51,761	17,367
Buildings and improvements	3,489,685	3,152,215
Construction in-progress	57,674	67,895
Total	$4,789,145	$4,262,959

Straight Line Rent Receivable
	$62,955	$58,830

Other Assets, net
Notes receivable and mortgage bonds, net	$28,784	$30,235
Debt service guaranty asset	67,125	69,835
Non-qualified benefit plan assets	26,331	20,582
Out-of-market leases, net	31,016	23,174
Investments	12,910	8,793
Deferred income tax asset	10,834	12,749
Interest rate derivative	126	2,663
Unamortized debt costs, net	3,229	1,412
Other	8,495	8,148
Total	$188,850	$177,591

Other Liabilities, net
Deferred revenue	$9,535	$14,251
Non-qualified benefit plan liabilities	61,916	54,261
Deferred income tax payable	11,640	7,626
Out-of-market leases, net	87,769	28,290
Interest rate derivative	—	725
Other	21,027	26,300
Total	$191,887	$131,453

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$44,595	$37,595
Above-market leases - Accumulated Amortization	(13,579)	(14,421)
Below-market assumed mortgages (included in Debt, net)	1,671	1,671
Below-market assumed mortgages - Accumulated Amortization	(1,564)	(1,307)
In place leases (included in Unamortized Lease Costs, net)	232,528	148,904
In place leases - Accumulated Amortization	(82,571)	(67,762)
Total	$181,080	$104,680

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$110,878	$50,370
Below-market leases - Accumulated Amortization	(23,109)	(22,080)
Above-market assumed mortgages (included in Debt, net)	10,375	32,777
Above-market assumed mortgages - Accumulated Amortization	(5,186)	(27,272)
Total	$92,958	$33,795

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	December 31,
	2016	2015

Common Share Data
Closing Market Price	$35.79	$34.58

Capitalization
Debt	$2,356,528	$2,113,277
Common Shares at Market	4,583,697	4,286,226
Operating Partnership Units at Market	52,325	50,556
Total Market Capitalization (As reported)	$6,992,550	$6,450,059
Debt to Total Market Capitalization (As reported)	33.7%	32.8%
Debt to Total Market Capitalization (As reported at a constant share price of $34.58)	34.5%	32.8%
Debt to Total Market Capitalization (Pro rata)	34.4%	33.9%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	245,000	140,000
Outstanding Letters of Credit Under Revolving Facility	4,860	4,810
Unused Portion of Credit Facility	$250,140	$355,190

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	44.3%	44.0%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	8.3%	9.6%
Unencumbered Asset Test (Public)	Greater than 150%	241.0%	227.4%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	3.8x	3.4x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$134,097	$106,224
Gain on Sale of Real Estate	(34,869)	(16,647)
Ground Rent	251	292
Other Non-Recurring Items	55	—
Adjusted EBITDA	$99,534	$89,869

Net Debt (less cash & equivalents)	$2,340,271	$2,091,109
Net Debt to Adjusted EBITDA (annualized)	5.88x	5.82x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Guidance

2017 Guidance

Net income attributable to common shareholders	$1.18 - $1.22
Depreciation and amortization	1.16 - 1.18
NAREIT FFO - Basic	2.34 - 2.40
Income attributable to operating partnership units	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.36 - $2.42
Other	0.01 - 0.01
Core FFO Per Common Share - Diluted	$2.37 - $2.43

Portfolio Activity ($ in millions)
Acquisitions	$125 - $225

Re / New Development	$135 - $235

Dispositions	$125 - $225

Operating Information
Same Property Net Operating Income with redevelopments	+2.5% to +3.5%

Same Property Net Operating Income without redevelopments	+2.0% to +3.0%

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015
Acquisitions	$19,909	$514,756	$267,755
New Development	51,025	67,722	27,462
Redevelopment	8,815	32,185	22,934
Tenant Finish	5,463	24,989	21,017
Building and Site Improvements	8,108	20,474	14,844
External Leasing Commissions	1,668	5,429	3,690
Capital Expenditures	$94,988	$665,555	$357,701

Note:
Internal Leasing Fees are approximately $8.7 million and $10 million for the twelve months ended December 31, 2016 and 2015, respectively.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
New Development / Redevelopment
As of December 31, 2016
(at pro rata share)
(in thousands, except percentages and multi-family units)
see notes on page 13

New Development

			Net SF/Units		Total	Cost	Cost	Completed		Est./Act.	Est./Act.
			by Product	Percent	Estimated	Incurred-	Incurred -	Inception-	Est. Final	Anchor	Stabilized
	Center	MSA	Type	Leased	Investment	Year-To-Date	To-Date	To-Date	ROI%	Opening	Quarter	Key Tenants / Description
	Active Developments
1	Nottingham Commons	Baltimore, MD	Retail = 136 SF	100.0%	$45,784	$17,329	$43,987	$37,844		Q3 16	2H 16	Merritt Athletic Club (OBO), Petco, MOM's Organic Market, TJ Maxx, DSW
2	The Whittaker (1)	Seattle, WA	Retail = 63 SF	82.9%	30,673	1	240	—		1H 18	2H 18	Whole Foods
3	Gateway Alexandria	Alexandria, VA	Retail = 100 SF	16.4%	180,228	46,193	46,193	—		Q3 19	2H 20	Harris Teeter
			Office = 23 SF
			MF = 282 Units
4	Columbia Pike (2)	Arlington, VA	Retail = 65 SF	13.8%	135,192	886	886	—		Q4 19	2H 20	Harris Teeter
			MF = 330 Units
	Total Active Developments			31.9%	$391,877	$64,409	$91,306	$37,844	6.0%

	QTR Completed	YTD Completed	1Q'17E	2Q'17E	3Q'17E	4Q'17E	1Q'18E	Remaining Balance
Completion ($)	$20,384	$37,844	$0 - $1,500	$0 - $2,000	$22,500 - $27,500	$0 - $2,500	$0 - $2,500	$280,600 - $285,600
Weighted Return (%)	8.0%	8.0%	7.8% - 8.3%	7.8% - 8.3%	6.8% - 7.3%	0%	0%	5.8% - 6.3%
Net Operating Income (Annualized)	$1,634	$3,035	$0 - $200	$0 - $170	$1,530 - $2,010	$0 - $100	$0 - $100	$16,200 - $18,000

Redevelopment (3)

			Included	Total	Cost	Cost	%	Est./Act.	Est./Act.	Est./Act.
			in SPNOI	Estimated	Incurred-	Incurred -	Placed in	Incremental	Anchor	Stabilized
	Center	MSA	w/redev (4)	Investment	Year-To-Date	To-Date	Service (6)	ROI%	Opening	Quarter	Key Tenants / Description
	Active Redevelopments (incremental investment)
1	Decatur 215	Las Vegas, NV	Y	$18,350	$7,400	$15,486	94%	12.0 - 14.0%	Q2 15	1H 17	Hobby Lobby, Ross, Ulta and shops and restaurants
2	Sunset Point 19	Clearwater, FL	Y	16,667	1,691	1,691	—	11.0 - 13.0	1H 17	2H 17	Total Center redevelopment with three new shop space buildings
3	Rock Prairie Marketplace	College Station, TX	Y	6,373	80	1,755	17%	11.0 - 13.0	NA	2H 17	5,000 SF Valero gas station, 13,480 SF multi-tenant building, and pads
4	Humblewood Shopping Center	Houston, TX	Y	5,718	3,355	4,253	80%	5.5 - 7.5	Q3 15	1H 17	Relocation of Conn's
5	Waterford Village	Wilmington, NC	Y	4,152	232	232	—	9.5 - 11.5	NA	1H 17	Two multi-tenant buildings, totaling 18,750 SF
6	Wake Forest II	Raleigh, NC	N (7)	3,692	1,242	1,242	—	9.5 - 11.5	NA	2H 17	14,640 SF multi-tenant building
7	Tomball Marketplace	Houston, TX	Y	2,740	1,614	1,614	—	11.0 - 13.0	NA	1H 17	10,000 SF and 3,000 SF new shop space buildings
8	Wellington Green	Wellington, FL	N (5)	2,185	254	254	—	11.0 - 13.0	NA	2H 17	9,000 SF multi-tenant building
9	Ridgeway Trace	Memphis, TX	Y	2,028	1,370	1,384	45%	14.0 - 16.0	NA	1H 17	6,500 SF new shop space building
	Total Active Redevelopments			61,905	17,238	27,911		10.5 -12.5%

	Completed Redevelopments (incremental investment)
1	RiverPoint at Sheridan	Denver, CO	Y	$17,542	$7,218	$16,700	100%	8.0 - 10.0%	NA	Q4 16	Conn's, Sportsman's Warehouse, BWW, Old Chicago, PetSmart and shop spaces
2	Westchase Shopping Center	Houston, TX	Y	7,553	3,116	7,100	100%	8.0 - 10.0	Q1 16	Q4 16	Whole Foods and Five Below
3	Horne Street Market	Fort Worth, TX	Y	2,517	1,105	2,378	92%	10.0 - 12.0	NA	Q4 16	10,200 SF multi-tenant building
4	Westhill Village Shopping Center	Houston, TX	Y	1,543	426	1,543	100%	20.0 - 22.0	NA	Q2 16	6,700 SF multi-tenant building
5	Crabtree Commons	Raleigh, NC	Y	1,438	1,770	1,837	100%	19.0 - 21.0	NA	Q4 16	J. Alexander's Restaurant
6	Markham West Shopping Center	Little Rock, AR	Y	1,252	932	943	100%	8.0 - 10.0	NA	Q4 16	5,000 SF multi-tenant building
7	Pineapple Commons	Port St. Lucie, FL	Y	386	380	386	100%	9.5 - 11.5	NA	Q4 16	5,000 SF multi-tenant building
	Total Active / Completed Redevelopments			94,136	32,185	58,798		10.0 - 12.0%
	Total Investment (New Development & Redevelopment)			$486,013	$96,594	$150,104

Weingarten Realty Investors
New Development / Redevelopment (continued)
As of December 31, 2016
(at pro rata share)
(in thousands, except percentages and multi-family units)

Summary of asset allocation:	Developments	Redevelopments	Total
Land	$11,936	$—	$11,936
Land Under Development	51,761	—	51,761
Building and Improvements	13,209	47,176	60,385
CIP	9,797	11,622	21,419
Other various accounts	7,916	—	7,916
Property	$94,619	$58,798	$153,417

Cash NOI Summary
Cash NOI included for the Three Months Ended December 31, 2016:	$799	$1,579	$2,378

(1) WRI has committed to purchase the retail portion of a development project in West Seattle, contingent on the satisfaction of the developer's delivery obligations.
(2) WRI will participate in the development of this mixed-use property. Upon the purchase of the land, planned for Q2 of 2017, WRI will have a 90% equity interest in the property and is committed to fund up to $127 million in equity and debt.

(3) Redevelopment is defined where GLA is added either through new construction or expansion of an existing space or where incremental investment is over $5 million.
(4) A property is removed from the Company's same store portfolio if the project is considered to significantly impact the existing property's NOI and activities have begun in anticipation of the project.

(5) Property was acquired subsequent to December 31, 2014, and as such, does not meet the criteria to be included in the Company's same store portfolio.
(6) Represents the percentage of project GLA for which the leases of the applicable tenants have commenced.
(7) Most of the property was sold during 2016, and as such, does not meet the criteria to be included in the Company's same store portfolio.

The Company cannot guarantee that (i) ROI will be generated at the percentage listed or at all, (ii) total estimated investment associated with these projects will be equal to the total estimated investment, (iii) project completion or stabilization will occur when anticipated or (iv) that the Company will ultimately complete any of these projects. The ROI and total estimated investment reflect the Company's best estimate based upon current information, may change over time and are subject to certain conditions which are beyond the Company's control, including, without limitation, general economic conditions, market conditions and other business factors.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Land Held for Development
As of December 31, 2016
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	22.7
US 77 & FM 802, Brownsville, TX	100.0%	21.0
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	8.6
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	8.3
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Decatur at 215, Las Vegas, NV	100.0%	1.1
Total New Development Phased Projects		141.7	$24,879	$23,392
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	150.0
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	7.3
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Shary Road and US Hwy. 83, Mission, TX	50.0%	5.5
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	22.3
Total Raw Land		313.1	$57,651	$41,339

Total Land Held For Development Properties		454.8	$82,530	$64,731

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $69.1 million of total investment at 100%, $52.1 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended December 31, 2016
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap	Center	City/State	Sq. Ft. at 100%	Date Acquired	Purchase Price	Yield (2)

Dispositions						Acquisitions
1st Quarter						1st Quarter
Rainbow Plaza	Las Vegas, NV	419	01/12/16			League City Pad	League City, TX	N/A	02/11/16
Sheridan I Pad	Sheridan, CO	N/A	01/15/16			2200 Westlake*	Seattle, WA	74	02/29/16
Promenade 23	Seattle, WA	97	02/17/16
Boswell Towne Center Pad	Saginaw, TX	N/A	02/26/16
Chatham Crossing *	Chapel Hill, NC	97	03/04/16
Clermont Landing Pad *	Clermont, FL	N/A	03/04/16
Eastdale Shopping Center	Albuquerque, NM	120	03/10/16
2nd Quarter						2nd Quarter
Galleria Shopping Center Pad	Charlotte, NC	N/A	04/04/16			Deerfield	Deerfield Beach, FL	394	05/05/16
Northwest Freeway Center Pad	Houston, TX	N/A	04/08/16
Stevens Ranch Pad	San Antonio, TX	N/A	05/27/16
Indian Harbour Place *	Indian Harbour, FL	164	06/22/16
Quesada Commons *	Port Charlotte, FL	59	06/22/16
Shoppes of Port Charlotte *	Port Charlotte, FL	41	06/22/16
3rd Quarter						3rd Quarter
Waterford Village Shopping Center Pad	Leland, NC	N/A	07/05/16			Palms at Town & Country	Miami, FL	650	07/27/16
Citadel Plaza Pad	Houston, TX	N/A	07/28/16			Scottsdale Waterfront	Scottsdale, AZ	93	08/17/16
Taylorsville Town Center	Taylorsville, UT	127	08/08/16			2200 Westlake - additional retail (3)*	Seattle, WA	13	09/14/16
Glenbrook Square	Houston, TX	78	08/22/16			Lowry Town Center (4)	Denver, CO	131	09/14/16
Wake Forest Crossing I & II	Wake Forest, NC	206	09/27/16
Hallmark Town Center	Madera, CA	85	09/27/16
4th Quarter						4th Quarter
North Sharyland Crossing Shopping Center Pad	Mission, TX	N/A	10/25/16			1934 W Gray	Houston, TX	24	10/25/16
Wake Forest Crossing II Pad	Wake Forest, NC	N/A	10/28/16			Target at Fiesta Trails	San Antonio, TX	96	10/28/16
Bell Plaza	Amarillo, TX	131	10/31/16			1939 W Gray	Houston, TX	10	11/08/16
The Shoppes at Caveness Farms Shopping Center Pad	Wake Forest, NC	N/A	11/09/16			Clermont Partner Buyout (5)	Clermont, FL	178	11/08/16
Fiesta Marketplace	Houston, TX	30	11/29/16			Fee Interest at Danville	Monroe, LA	N/A	11/10/16
Arrowhead Festival	Glendale, AZ	30	12/08/16
Eastpark Shopping Center Pad	Houston, TX	N/A	12/12/16
Little York Plaza	Houston, TX	118	12/16/16
Sunrise West Shopping Center*	Sunrise, FL	76	12/22/16
Lawndale Shopping Center	Houston, TX	52	12/22/16

Total Dispositions				$222,601	6.7%	Total Acquisitions				$514,756	4.7%

Disposition of Unconsolidated Joint Venture Interest (1)							Acquisition of Unconsolidated Joint Venture Interest (1)
			Interest	WRI Interest		Effective				Interest	WRI Interest		Effective
Joint Venture Detail	Center	Location	Disposed	Before	After	Date	Joint Venture Detail	Center	Location	Acquired	Before	After	Date
WRI River Hill Tower Joint Venture	Thorncreek Crossing	Thornton, CO	51%	51%	0%	02/12/16	WRI River Hill Tower Joint Venture	City Center Englewood	Englewood, CO	49%	51%	100%	02/12/16
							WRI River Hill Tower Joint Venture	Crossing at Stonegate	Parker, CO	49%	51%	100%	02/12/16
							WRI River Hill Tower Joint Venture	Green Valley Ranch Pad	Denver, CO	50%	50%	100%	02/12/16

(1) A joint venture transaction with our joint venture partner.
(2) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
(3) Part of existing 2200 Westlake, owned with Bouwinvest. With this purchase, WRI's ownership in the total property goes from 65.7% to 69.4%.
(4) Q3 activity includes the purchase of our joint venture's 50% interest in an existing WRI center.
(5) Q4 activity includes the purchase of our joint venture's 9.31% interest in an existing WRI center increasing WRI's ownership from 65.7% to 75%.
* Unconsolidated real estate joint venture activity

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	December 31, 2016	4th Quarter Weighted Average Rate (1)	December 31, 2015	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$423,791	5.10%	$446,356	5.64%
3.375% Notes due 2022	299,288	3.38%	299,178	3.38%
3.5% Notes due 2023	299,059	3.50%	298,927	3.50%
4.45% Notes due 2024	249,241	4.45%	249,148	4.45%
3.85% Notes due 2025	248,346	3.85%	248,183	3.85%
3.25% Notes due 2026	247,957	3.25%
Term Loan (2)	200,000	2.47%	200,000	2.64%
Unsecured Notes Payable (MTN)	66,290	6.00%	141,290	6.09%
Revolving Credit Agreements (3)	245,000	1.39%	149,500	1.03%
Obligations under Capital Leases	21,000	7.94%	21,000	7.91%
Unamortized Loan Costs	(10,569)		(10,140)
Subtotal Consolidated Debt	2,289,403	3.89%	2,043,442	4.05%
Debt Service Guarantee Liability (4)	67,125		69,835
Total Consolidated Debt - As Reported	$2,356,528	3.89%	$2,113,277	4.05%

	As Reported
Weighted Average Interest Rates (1)
Three months ended 12/31/16	3.89%
Twelve months ended 12/31/16	3.98%
Three months ended 12/31/15	4.05%
Twelve months ended 12/31/15	4.12%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)
Term Loan has a floating rate of LIBOR + 97.5 bps and has been swapped to a fixed rate of 2.47%, for the fourth quarter 2016. The Term Loan originally had a floating rate of LIBOR + 115 bps and a swapped fixed rate of 2.64%, for the fourth quarter 2015. The weighted average interest rate reflects the fixed rate.

(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears. The weighted average revolving interest rate with the facility fee was 1.88% and 1.93% in the fourth quarters 2016 and 2015, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Debt Information Additional Disclosure
(at pro rata share)
(in thousands, except percentages)

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (includes the effect of interest rate swaps)
As of December 31, 2016
Fixed-rate debt	$2,159,732	4.03%	89.0%	6.84
Variable-rate debt	266,759	1.67%	11.0%	3.09
Total	$2,426,491	3.86%	100.0%	6.43

As of December 31, 2015
Fixed-rate debt	$1,951,119	4.22%	87.9%
Variable-rate debt	269,421	2.46%	12.1%
Total	$2,220,540	4.06%	100.0%

Secured vs. Unsecured Debt
As of December 31, 2016
Secured Debt	$513,091	4.94%	21.1%	6.05
Unsecured Debt	1,913,400	3.56%	78.9%	6.53
Total	$2,426,491	3.86%	100.0%	6.43

As of December 31, 2015
Secured Debt	$570,364	5.42%	25.7%
Unsecured Debt	1,650,176	3.54%	74.3%
Total	$2,220,540	4.06%	100.0%

Additional Information	December 31,		December 31,
Reconciling items to pro rata debt	2016		2015
Noncontrolling Interests and Other Adjustments	(39,960)		(38,303)
WRI Share of Unconsolidated Joint Ventures	109,923		145,566
		Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 12/31/16		3.86%
Twelve months ended 12/31/16		3.98%
Three months ended 12/31/15		4.06%
Twelve months ended 12/31/15		4.11%

(1) Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Schedule of Maturities
As of December 31, 2016
(in thousands, except percentages)

	As Reported
	Maturities	Weighted Average Rate (2)
2017	$86,710	5.86%
2018	80,427	5.45%
2019	56,245	5.14%
2020	237,779	2.91%	(3)
2021	17,667	4.04%
2022	307,857	3.40%
2023	305,705	3.51%
2024	255,965	4.44%
2025	303,314	3.93%
2026	277,304	3.55%
Thereafter	106,025	4.36%
Subtotal	2,034,998

Revolving Credit Agreements	245,000	1.35%
Other (1)	76,530
Total	$2,356,528	3.98%

(1)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan ($200 million) which is at a floating rate of LIBOR + 97.5 bps that has been swapped to a fixed rate of 2.47%. The weighted average rate reflects the fixed rate.

Weingarten Realty Investors
Schedule of Maturities Additional Disclosure
As of December 31, 2016
(at pro rata share)
(in thousands, except percentages)

	Pro rata Share
	Maturities	Weighted Average Rate (2)		Floating Rate	Fixed Rate	Secured	Unsecured
2017	$92,271	5.72%		$3,870	$88,401	$67,271	$25,000
2018	44,387	5.47%		17,889	26,498	34,817	9,570
2019	59,700	5.09%			59,700	59,700	—
2020	293,185	3.23%	(3)	200,000	93,185	93,185	200,000
2021	53,061	4.05%			53,061	53,061	—
2022	308,774	3.40%			308,774	8,774	300,000
2023	306,673	3.52%			306,673	6,673	300,000
2024	256,988	4.44%			256,988	6,988	250,000
2025	304,331	3.94%			304,331	54,331	250,000
2026	278,054	3.56%			278,054	5,084	272,970
Thereafter	107,531	4.37%			107,531	98,781	8,750
Subtotal	2,104,955			221,759	1,883,196	488,665	1,616,290

Revolving Credit Agreements	245,000	1.35%		245,000			245,000
Other (1)	76,536				76,536	24,426	52,110
Swap Maturities:
2020				(200,000)	200,000
Total	$2,426,491	3.98%		$266,759	$2,159,732	$513,091	$1,913,400

(1)	Other includes capital leases, fair value adjustments, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan ($200 million) which is at a floating rate of LIBOR + 97.5 bps that has been swapped to a fixed rate of 2.47%. The weighted average rate reflects the fixed rate.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information at 100%
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2016	2015	2016	2015

Revenues:
Base minimum rent, net	$26,120	$28,208	$104,193	$111,835
Straight line rent	(408)	95	164	839
Over/Under-market rentals, net	44	(37)	800	646
Percentage rent	375	277	594	691
Tenant reimbursements	7,987	8,465	31,023	33,021
Other income	255	613	1,542	1,843
Total	34,373	37,621	138,316	148,875

Expenses:
Depreciation and amortization	9,177	9,819	38,242	37,771
Interest, net	3,146	4,202	16,076	17,053
Operating	6,243	7,223	26,126	26,797
Real estate taxes, net	4,199	4,590	17,408	18,525
General and administrative	128	180	816	839
Provision for income taxes	43	52	113	197
Impairment loss	—	—	1,303	7,487
Total	22,936	26,066	100,084	108,669

Gain on sale of non-operating property	—	—	373	—
Gain on dispositions	2,154	3,778	14,816	5,171

Net income	$13,591	$15,333	$53,421	$45,377

Condensed Balance Sheets
			December 31,
			2016	2015

ASSETS

Property			$1,196,770	$1,290,784
Accumulated depreciation			(261,392)	(293,474)
Property, net			935,378	997,310

Other assets, net			114,554	130,251

Total			$1,049,932	$1,127,561

LIABILITIES AND EQUITY

Debt, net			301,480	345,186
Amounts payable to Weingarten Realty Investors and Affiliates			12,585	12,285
Other liabilities, net			24,902	29,509
Total			338,967	386,980

Equity			710,965	740,581

Total			$1,049,932	$1,127,561

Note:
The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Unconsolidated Joint Venture Information
(at pro rata share)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2016	2015	2016	2015
Revenues:
Base minimum rent, net	$10,342	$10,755	$40,292	$42,326
Straight line rent	(278)	24	(136)	226
Over/Under-market rentals, net	(26)	(57)	(10)	49
Percentage rent	148	108	245	240
Tenant reimbursements	3,048	3,287	11,934	12,484
Other income	109	275	688	801
Total	13,343	14,392	53,013	56,126

Expenses:
Depreciation and amortization	3,774	3,849	15,118	14,451
Interest, net	1,288	1,820	6,131	7,350
Operating	2,476	2,735	10,438	10,018
Real estate taxes, net	1,632	1,812	6,787	7,150
General and administrative	38	53	249	271
Provision for income taxes	22	26	53	99
Impairment loss	—	—	326	1,497
Total	9,230	10,295	39,102	40,836

Gain on sale of non-operating property	—	—	243	—
Gain on dispositions	538	943	3,693	1,558

Net income	$4,651	$5,040	$17,847	$16,848

Condensed Balance Sheets			December 31,
			2016	2015

ASSETS

Property			$455,485	$468,571
Accumulated depreciation			(97,574)	(112,313)
Property, net			357,911	356,258

Notes receivable from real estate joint ventures and partnerships			4,404	4,659
Unamortized lease costs, net			15,432	16,652
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $283 in 2016 and $155 in 2015)			9,949	13,719
Cash and cash equivalents			15,160	16,571
Restricted deposits and mortgage escrows			188	81
Out-of-market leases, net			1,451	1,166
Other assets, net			4,725	1,851
Total			$409,220	$410,957

LIABILITIES AND EQUITY

Debt, net			110,012	145,676
Amounts payable to Weingarten Realty Investors and Affiliates			5,669	5,420
Accounts payable and accrued expenses *			6,014	6,291
Deferred revenue *			995	1,354
Out-of-market leases, net			3,583	4,179
Interest rate derivative			—	40
Other liabilities, net			483	758
Total			126,756	163,718

Equity			282,464	247,239

Total			$409,220	$410,957
Notes:
* Certain reclassifications have been made to conform with the current year presentation. The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%
December 31, 2016
(in thousands, except number of properties and percentages)

Joint Venture Partner		Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC		2	431	$125,968	$—
Perlmutter SRP, LLC	(3)	—	—	6,170	—
Collins		8	1,165	115,890	19,658
AEW - Institutional Client		5	437	102,073	—
BIT Retail		3	721	144,184	—
Jamestown		6	1,199	133,679	169,113
Fidelis Realty Partners		1	491	131,483	76,334
Sleiman Enterprises		2	170	16,938	12,438
Bouwinvest		3	359	172,183	—
Other		7	1,104	101,364	23,937

Total		37	6,077	$1,049,932	$301,480

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.
(3) All properties within the joint venture have been sold. The remaining assets primarily represent excess cash to be distributed pending the venture's dissolution.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information at 100%
As of December 31, 2016
(in thousands, except number of properties, percentages and term)

Balance Summary

Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Collins	2	$19,783	6.2%	8.2
Jamestown	6	169,287	2.7%	4.9
Fidelis Realty Partners	1	76,406	4.3%	3.9
Sleiman Enterprises	2	12,482	4.9%	4.5
Other	1	24,111	6.1%	5.8

Total	12	$302,069	3.7%	5.4

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2017	$11,960	5.0%
2018	5,929	4.9%
2019	6,237	4.9%
2020	92,794	4.9%
2021	172,789	3.5%
2022	1,833	5.9%
2023	1,936	5.9%
2024	2,046	6.1%
2025	2,034	6.3%
2026	1,500	6.4%
Thereafter	3,011	6.4%
Total	$302,069

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure
As of December 31, 2016
(at pro rata share)
(in thousands, except number of properties, percentages and term)

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2017	$6,203	5.0%
2018	3,285	5.0%
2019	3,455	4.9%
2020	55,406	4.9%
2021	35,394	4.1%
2022	916	5.9%
2023	968	5.9%
2024	1,023	6.1%
2025	1,017	6.3%
2026	750	6.4%
Thereafter	1,506	6.4%
Total	$109,923

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Notes:
All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of December 31, 2016
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa1	26	$12,394	2.82%	1,515	5.31%
2	TJX Companies, Inc.	A+/A2	45	12,008	2.73%	1,185	4.15%
3	Ross Stores, Inc.	A-/A3	34	9,075	2.06%	758	2.66%
4	PetSmart, Inc.	B+/B1	24	7,344	1.67%	450	1.58%
5	Whole Foods Market, Inc.	BBB-/Baa3	9	6,867	1.56%	363	1.27%
6	H-E-B	N/A/N/A	8	6,856	1.56%	539	1.89%
7	Bed Bath & Beyond, Inc.	BBB+/Baa1	21	6,396	1.45%	518	1.82%
8	Albertsons	N/A/N/A	17	6,037	1.37%	761	2.67%
9	Office Depot, Inc.	N/A/B1	24	5,574	1.27%	455	1.59%
10	24 Hour Fitness Inc.	B/B2	8	5,027	1.14%	225	0.79%
11	Best Buy, Inc.	BBB-/Baa1	10	4,903	1.11%	290	1.02%
12	Dollar Tree Stores, Inc.	BB+/Ba2	44	4,677	1.06%	426	1.49%
13	Home Depot, Inc.	A/A2	4	4,488	1.02%	435	1.53%
14	Petco Animal Supplies, Inc.	B/B2	20	4,185	0.95%	237	0.83%
15	Hobby Lobby Stores, Inc.	N/A/N/A	7	3,529	0.80%	415	1.45%
16	Gap, Inc.	BB+/Baa2	12	3,235	0.73%	174	0.61%
17	Walmart Stores, Inc.	AA/Aa2	6	3,017	0.69%	453	1.59%
18	Nordstrom Rack	BBB+/Baa1	5	2,934	0.67%	125	0.44%
19	Dick’s Sporting Goods, Inc.	N/A/N/A	5	2,926	0.66%	148	0.52%
20	Ascena Retail Group	BB-/Ba2	25	2,885	0.66%	136	0.48%
21	Starbucks Corporation	A/A2	42	2,720	0.62%	67	0.23%
22	Mattress Firm	N/A/N/A	23	2,648	0.60%	85	0.30%
23	LA Fitness	B+/B2	4	2,618	0.59%	133	0.47%
24	JPMorgan Chase Bank	A+/A3	24	2,609	0.59%	85	0.30%
25	Barnes & Noble Inc.	N/A/N/A	6	2,447	0.56%	153	0.54%

	Grand Total		453	$127,399	28.94%	10,131	35.53%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (12), Harris Teeter (7), Fry's Food (3), King Soopers (2), Ralph's (1), Smith's Food (1)
	TJX Companies, Inc.	Marshalls (22), T.J. Maxx (15), Home Goods (8)
	Ross Stores, Inc.	Ross Dress for Less (32), dd's Discounts (2)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (13), Cost Plus (6), buybuy BABY (2)
	Albertsons	Safeway (8), Randall's (4), Albertsons (3), Von's (2)
	Office Depot, Inc.	Office Depot (15), Office Max (9)
	Dollar Tree Stores, Inc.	Dollar Tree (37), Family Dollar (7)
	Gap, Inc.	Old Navy (10), Gap (2)
	Walmart Stores, Inc.	Walmart Neighborhood Market (3), Walmart (2), Walmart Supercenter (1)
	Dick’s Sporting Goods, Inc.	Golf Galaxy (3), Dick's Sporting Goods (2)
	Ascena Retail Group	Dressbarn (9), Lane Bryant (9), Justice (4), AnnTaylor (1), Catherines (1), Loft (1)
	Mattress Firm	Mattress Firm (20), Bedmart (1), Mattress Giant (1), Mattress Pro (1)

(2)	Target owns and occupies 25 units not included above.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended December 31, 2016				227	892	$19.87	$17.62	$5.35	12.8%
	Quarter Ended September 30, 2016				240	972	18.35	16.75	5.50	9.5%
	Quarter Ended June 30, 2016				216	743	19.75	16.70	9.78	18.2%
	Quarter Ended March 31, 2016				273	1,423	16.98	15.01	3.62	13.1%
	Rolling 12 months				956	4,030	$18.46	$16.32	$5.59	13.1%

	New Leases
	Quarter Ended December 31, 2016				49	155	$19.02	$15.54	$30.92	22.4%	7.4
	Quarter Ended September 30, 2016				55	160	22.65	18.99	33.29	19.3%	7.8
	Quarter Ended June 30, 2016				59	211	19.63	15.16	33.26	29.4%	8.5
	Quarter Ended March 31, 2016				54	145	28.21	20.94	35.13	34.7%	7.3
	Rolling 12 months				217	671	$22.07	$17.42	$33.13	26.7%	7.8

	Renewals
	Quarter Ended December 31, 2016				178	737	$20.05	$18.05	$—	11.0%
	Quarter Ended September 30, 2016				185	812	17.50	16.31	0.01	7.3%
	Quarter Ended June 30, 2016				157	532	19.80	17.31	0.47	14.4%
	Quarter Ended March 31, 2016				219	1,278	15.70	14.33	0.03	9.5%
	Rolling 12 months				739	3,359	$17.74	$16.10	$0.09	10.2%

	Comparable & Non-Comparable:
	Quarter Ended December 31, 2016				256	991
	Quarter Ended September 30, 2016				276	1,058
	Quarter Ended June 30, 2016				251	812
	Quarter Ended March 31, 2016				304	1,485
	Rolling 12 months				1,087	4,346

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	15	0%	$22.06	0%	53	1%	$21.43	0%	68	0%	$21.57	0%
2017	1,019	6%	10.94	6%	1,417	16%	25.53	15%	2,436	9%	19.43	11%
2018	2,327	14%	10.74	13%	1,434	16%	26.79	16%	3,761	15%	16.86	14%
2019	2,300	14%	11.04	13%	1,328	15%	27.69	15%	3,628	14%	17.14	14%
2020	2,216	13%	11.45	13%	1,287	14%	27.90	15%	3,503	14%	17.49	14%
2021	2,191	13%	11.08	12%	1,459	16%	26.64	16%	3,650	14%	17.30	14%
2022 - 2027	5,284	32%	13.00	35%	1,954	22%	27.88	22%	7,238	28%	17.02	28%

(1)	Reflects in-place leases as of December 31, 2016.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Signed Basis
Anchor (1)	96.5%	96.5%	97.7%	98.3%	98.2%
Non-Anchor	90.6%	90.2%	90.2%	90.0%	90.2%
Total Retail	94.3%	94.2%	94.9%	95.2%	95.2%
Other	89.1%	90.0%	90.0%	89.6%	85.4%
Total Signed	94.3%	94.1%	94.9%	95.2%	95.1%

Commenced Basis
Anchor (1)	95.2%	95.5%	96.6%	97.1%	96.7%
Non-Anchor	88.1%	87.6%	87.1%	87.5%	87.4%
Total Retail	92.6%	92.6%	93.1%	93.6%	93.3%
Other	88.8%	86.7%	86.8%	85.4%	85.4%
Total Commenced	92.5%	92.5%	93.0%	93.5%	93.2%

Same Property (2)
Signed Basis	95.6%	95.5%	95.9%	96.1%	96.3%
Commenced Basis	94.2%	94.2%	94.5%	94.7%	94.7%

Average Base Rents (3)

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Commenced Basis
Anchor (1)	$12.67	$12.56	$12.42	$12.40	$12.20
Non-Anchor	26.93	26.59	25.93	25.76	25.25
Total	$17.93	$17.72	$17.32	$17.23	$16.92

Same Property Net Operating Income Growth (4)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2016	2015	% Change	2016	2015	% Change
Revenue
Minimum Rent	$96,889	$94,254	2.8%	$384,650	$372,003	3.4%
Bad Debt (net of recoveries)	287	(56)	-612.5%	109	654	-83.3%
Percentage Rent	1,154	1,161	-0.6%	3,824	3,720	2.8%
Tenant Reimbursements	26,365	25,924	1.7%	103,557	100,103	3.5%
Other	433	357	21.3%	2,258	2,378	-5.0%
	125,128	121,640	2.9%	494,398	478,858	3.2%
Expenses
Property Operating Expenses	20,262	21,075	-3.9%	77,959	76,954	1.3%
Real Estate Taxes	14,299	13,344	7.2%	59,655	56,627	5.3%
	34,561	34,419	0.4%	137,614	133,581	3.0%
SPNOI	90,567	87,221	3.8%	356,784	345,277	3.3%

Redevelopment NOI (5)	6,360	5,680	12.0%	24,105	21,265	13.4%

SPNOI (Excl. Redevelopment)	$84,207	$81,541	3.3%	$332,679	$324,012	2.7%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments include the properties listed on Page 12 and Brookwood Square Shopping Center which was completed in 2015.
Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Twelve Months Ended December 31,
	2016	%	2015	%	2014	%	2013	%	2012	%
West Region
California	$70,457	17.8%	$66,900	17.4%	$66,510	17.2%	$63,885	16.7%	$59,163	15.0%
Washington	3,763	1.0%	3,074	0.8%	2,925	0.8%	2,547	0.7%	2,048	0.5%
Oregon	1,657	0.5%	1,603	0.4%	1,513	0.4%	1,565	0.4%	1,528	0.4%
Total West Region	75,877	19.3%	71,577	18.6%	70,948	18.4%	67,997	17.8%	62,738	15.9%
Mountain Region
Arizona	$32,459	8.2%	$30,622	8.0%	$28,804	7.5%	$27,079	7.1%	$26,032	6.6%
Nevada	28,394	7.2%	31,162	8.1%	30,238	7.8%	28,334	7.4%	30,094	7.6%
Colorado	14,950	3.8%	13,961	3.6%	12,519	3.2%	11,393	3.0%	13,778	3.5%
New Mexico	2,634	0.7%	3,006	0.8%	3,033	0.8%	4,500	1.2%	4,622	1.2%
Utah	1,981	0.5%	2,428	0.6%	2,808	0.7%	3,458	0.9%	3,556	0.9%
Total Mountain Region	80,418	20.4%	81,180	21.1%	77,401	20.0%	74,764	19.6%	78,082	19.8%
Central Region
Texas	$97,613	24.7%	$104,874	27.3%	$109,843	28.4%	$105,849	27.6%	$116,645	29.5%
Arkansas	1,848	0.5%	2,055	0.5%	3,132	0.8%	3,266	0.9%	3,089	0.8%
Louisiana	927	0.2%	1,094	0.3%	5,152	1.4%	10,387	2.7%	9,185	2.3%
Oklahoma	—	—%	513	0.1%	632	0.2%	682	0.2%	921	0.2%
Missouri	—	—%	—	—%	1,071	0.3%	1,123	0.3%	852	0.2%
Illinois	—	—%	—	—%	—	—%	—	—%	2,464	0.6%
Kansas	—	—%	—	—%	—	—%	—	—%	474	0.1%
Total Central Region	100,388	25.4%	108,536	28.2%	119,830	31.1%	121,307	31.7%	133,629	33.7%
Mid-Atlantic Region
Georgia	$22,663	5.7%	$20,815	5.4%	$19,080	4.9%	$20,340	5.3%	$19,767	5.0%
North Carolina	22,567	5.7%	21,116	5.5%	20,602	5.3%	23,123	6.0%	25,074	6.3%
Tennessee	8,263	2.1%	8,480	2.2%	8,152	2.1%	6,903	1.8%	7,770	2.0%
Kentucky	7,159	1.8%	7,352	1.9%	7,554	2.0%	7,324	1.9%	7,050	1.8%
Maryland	5,682	1.4%	4,695	1.2%	4,025	1.0%	2,965	0.8%	1,063	0.3%
Virginia	5,456	1.4%	2,842	0.7%	334	0.1%	—	—%	1,805	0.5%
South Carolina	—	—%	290	0.1%	277	0.1%	273	0.1%	265	0.1%
Maine	—	—%	—	0.1%	—	0.1%	—	0.1%	—	0.1%
Total Mid-Atlantic Region	71,790	18.1%	65,590	17.1%	60,023	15.5%	60,927	15.9%	62,833	16.0%
Southeast Region
Florida	$66,562	16.8%	$57,300	15.0%	$58,029	15.0%	$57,443	15.0%	$57,620	14.6%
Total Southeast Region	66,562	16.8%	57,300	15.0%	58,029	15.0%	57,443	15.0%	57,620	14.6%
Total Net Operating Income	$395,035	100.0%	$384,184	100.0%	$386,231	100.0%	$382,438	100.0%	$394,902	100.0%

(1) The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of December 31, 2016

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	22	2,309,292	93,345	1,463,909	3,866,546
Arkansas	1	180,200	—	—	180,200
California	27	4,031,652	52,614	946,616	5,030,882
Colorado	8	1,108,994	205,228	1,036,338	2,350,560
Florida	32	5,070,126	1,586,603	1,228,110	7,884,839
Georgia	14	1,647,437	137,071	897,264	2,681,772
Kentucky	4	631,761	—	127,614	759,375
Louisiana	2	244,342	107,974	9,200	361,516
Maryland	2	206,198	—	—	206,198
Nevada	11	1,920,071	—	1,596,766	3,516,837
New Mexico	1	112,666	—	27,330	139,996
North Carolina	16	1,778,534	—	978,034	2,756,568
Oregon	3	119,871	90,777	66,276	276,924
Tennessee	5	696,903	—	154,340	851,243
Texas	64	7,877,492	2,201,024	2,599,431	12,677,947
Utah	1	182,099	—	122,800	304,899
Virginia	2	250,811	—	—	250,811
Washington	5	166,511	325,238	65,571	557,321
Total	220	28,534,960	4,799,874	11,319,599	44,654,434

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes Hilltop Village Center 50/50 Joint Venture reflecting current 100% economics to WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Property Listing
As of December 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	383,792	12.17	78.1%		(Target), (Kohl's), PetSmart, Bed Bath & Beyond, Ross Dress for Less, 99 Cents Only
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.70	89.7%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.55	96.9%	Fry’s Supermarket	Office Max
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.30	98.3%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.40	91.8%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	29.16	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	24.53	94.2%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.60	97.1%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	100.0%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	15.24	97.3%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	26.58	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	15.56	94.4%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	18.10	100.0%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	34.63	94.1%		Olive & Ivy, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	18.33	96.6%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,154	322,999	17.03	96.2%	Safeway	(Target), CVS, OfficeMax, PetSmart
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.79	95.4%		Hobby Lobby, Dollar Tree
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	18.86	96.6%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.61	97.7%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	18.34	96.0%	Sprouts Farmers Market	Kohl's, HomeGoods
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,150	343,278	25.19	97.4%		(Home Depot), (Nordstrom Rack), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	17.78	83.2%		(CVS Drug)
Arizona Total:	# of Properties:	22			2,309,292	3,866,546	18.24	94.8%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	11.36	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	11.36	100.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,797	169,797	40.77	100.0%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach-Anaheim, CA		100.0%		91,846	91,846	24.97	100.0%	Smart & Final Stores	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.16	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	43.57	95.6%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	18.75	96.5%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness

Weingarten Realty Investors
Property Listing
As of December 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Marshall's Plaza	Modesto, CA		100.0%		78,752	85,952	15.44	84.6%		Marshalls, Dress Barn, Guitar Center
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	21.96	95.1%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		209,756	308,926	19.55	100.0%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.01	97.0%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	17.41	100.0%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside-San Bernardino-Ontario, CA		67.0%	(1)(3)	106,821	434,450	23.61	76.8%	(Super Target)	(Kohl's)
Discovery Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		89,548	93,398	17.74	93.9%	Bel Air Market
Prospector's Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,907	252,521	19.67	93.4%	SaveMart	Kmart, CVS, Ross Dress for Less
Summerhill Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		133,318	133,318	11.68	87.7%	Raley’s	Dollar Tree
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	20.52	80.9%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	28.01	98.0%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,368	134,628	19.57	96.5%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	33.87	93.6%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	30.67	100.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,601	352,690	23.02	97.1%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		146,658	236,427	22.42	97.3%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,714	170,714	23.05	68.1%		Beverages & More, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	27.08	97.7%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.30	100.0%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	14.94	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	20.38	86.4%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	20.21	97.6%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	27			4,031,652	5,030,882	21.71	94.4%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,478	542,956	16.43	82.9%	(Super Target)	Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek Retail Center	Denver-Aurora-Lakewood, CO		100.0%		78,148	272,658	25.95	100.0%	(Super Target)	PetSmart, Bed Bath & Beyond
CityCenter Englewood	Denver-Aurora-Lakewood, CO		100.0%		217,255	307,255	15.87	91.0%		(Walmart), Ross Dress for Less, Petco, Office Depot, 24 Hour Fitness
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,079	109,079	17.60	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.39	99.2%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch - AutoZone	Denver-Aurora-Lakewood, CO		100.0%		7,381	7,381		100.0%	(King Sooper’s)
Green Valley Ranch Towne Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	24,750	107,500	23.01	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,697	129,397	27.43	95.1%	(Albertsons)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		270,653	603,786	15.03	95.9%		(Target), (Costco), Regal Cinema, Michaels, Conn's
Colorado Total:	# of Properties:	8			1,108,994	2,350,560	17.44	94.0%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,461	306,461	11.20	96.4%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels

Weingarten Realty Investors
Property Listing
As of December 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	42,284	180,578	12.45	100.0%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	15.94	86.6%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.25	98.4%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	22.41	98.4%	4th Generation Market	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		398,963	404,944	13.17	90.4%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	142,751	14.02	95.0%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,840	18.13	97.4%	Publix
Flamingo Pines Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		139,462	266,761	23.63	96.5%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	72,284	405,146	20.80	99.1%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,720	236,628	18.44	100.0%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	59,585	318,184	15.57	100.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		99,029	99,029	17.39	89.9%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,564	16.93	96.0%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		650,225	650,225	22.91	95.3%	Publix	Marshall's, 24 Hour Fitness, CVS, Toys R Us, Kohl's, Dick's Sporting Goods, Nordstrom Rack
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	16.76	96.3%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	16.70	99.0%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		114,354	136,854	27.24	100.0%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	133,321	347,418	17.65	97.3%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		498,893	498,893	14.41	97.3%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Marketplace at Seminole Towne	Orlando-Kissimmee-Sanford, FL		100.0%		315,040	496,953	16.23	99.5%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Petco
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	28.60	100.0%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		101,611	101,611	12.08	99.1%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,368	326,839	24.47	99.1%	Publix	Stein Mart, HomeGoods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		102,382	102,382	22.01	97.1%
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,019	269,451	16.41	98.9%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,801	245,801	14.81	97.5%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,431	13.57	100.0%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		376,993	610,080	17.07	95.5%	(Safeway)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%		150,623	150,623	14.83	94.6%	The Fresh Market	Bed Bath & Beyond, Petco
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		276,955	276,955	17.20	62.6%		Bed Bath & Beyond, Barnes & Noble, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%		36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	32			5,070,126	7,884,839	17.68	94.6%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	19.49	100.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		181,333	181,333	13.24	87.2%		Marshalls, LA Fitness

Weingarten Realty Investors
Property Listing
As of December 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.72	84.5%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	14.56	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		25,158	95,262	25.61	95.5%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,611	76,611	14.65	92.5%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.50	98.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,931	14.56	100.0%		buybuy BABY, Ross Dress for Less, Party City
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	20.80	99.2%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,207	17.23	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	25.96	96.7%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		136,496	318,261	19.75	100.0%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,759	201,759	15.61	97.8%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%		3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	14			1,647,437	2,681,772	17.29	97.2%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.69	86.9%	Kroger
Regency Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	13.65	87.8%	(Kroger)	T.J. Maxx, Michaels
Tates Creek Centre	Lexington-Fayette, KY		100.0%		195,828	200,988	13.95	98.2%	Kroger	Rite Aid
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	13.41	96.8%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			631,761	759,375	13.14	93.3%
Louisiana
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.79	100.0%	Albertsons	Kmart, Planet Fitness
Danville Plaza Shopping Center	Monroe, LA		100.0%		136,368	136,368	5.93	85.3%	County Market	Citi Trends, Surplus Warehouse
Louisiana Total:	# of Properties:	2			244,342	361,516	6.43	91.8%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	60.42	100.0%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	1			80,841	80,841	60.42	100.0%
Nevada
Best in the West	Las Vegas-Henderson-Paradise, NV		100.0%		428,066	428,066	17.06	90.4%		Best Buy, T. J. Maxx, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	17.37	98.8%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	12.57	94.6%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Henderson-Paradise, NV		100.0%		118,808	345,850	15.86	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less
Eastern Commons	Las Vegas-Henderson-Paradise, NV		100.0%		65,817	356,673	23.10	93.8%	Trader Joe's, (Kmart)
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	12.26	82.9%	La Bonita Grocery	(Ross Dress for Less)
Paradise Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		78,077	152,672	19.16	89.1%	(Smith’s Food)	Dollar Tree
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	12.82	100.0%	Smith’s Food

Weingarten Realty Investors
Property Listing
As of December 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tropicana Beltway Center	Las Vegas-Henderson-Paradise, NV		100.0%		246,483	617,821	18.33	94.5%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, 99 Cents Only
Tropicana Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		69,429	144,571	20.74	85.5%	(Smith’s Food)	Family Dollar
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	17.51	94.7%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Smart & Final
Nevada Total:	# of Properties:	11			1,920,071	3,516,837	16.79	93.7%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	22.39	99.0%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			112,666	139,996	22.39	99.0%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	16.80	96.6%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Concord-Gastonia, NC-SC		100.0%		42,183	444,803	26.53	100.0%	(Walmart Supercenter), (Publix)	(Lowe's)
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	19.04	96.2%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,371	81,371	26.37	96.7%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	17.74	93.5%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.44	98.8%	Food Lion
Crabtree Towne Center	Raleigh, NC		100.0%		8,800	8,800	N/A	100.0%		J. Alexander's
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	18.12	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	15.04	98.2%	Harris Teeter
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	20.01	95.8%	Harris Teeter	Rite Aid
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	12.02	90.9%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		467,914	467,914	11.56	100.0%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	14.24	98.8%	Harris Teeter	Stein Mart, Rite Aid
Wake Forest Crossing II	Raleigh, NC		100.0%		—	281,462	N/A	N/A	(Lowes Foods)	(Kohl's), (T.J. Maxx), (Michaels), (Ross Dress for Less), (Petco)
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	21.09	91.2%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		98,858	98,858	21.34	89.9%	Harris Teeter
North Carolina Total:	# of Properties:	16			1,778,534	2,756,568	15.23	97.2%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,227	18.54	88.5%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	14.17	95.6%	Safeway
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	15.45	95.0%
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	12.21	98.2%	Kroger	Petco, Dollar Tree, Shoe Carnival
Highland Square	Memphis, TN-MS-AR		100.0%		14,490	14,490	N/A	100.0%		Walgreens

Weingarten Realty Investors
Property Listing
As of December 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.57	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		172,884	310,624	24.55	73.6%		(Target), Best Buy, PetSmart
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,959	178,559	9.42	97.0%	Kroger	Stein Mart, Marshalls, HomeGoods
The Commons at Dexter Lake II	Memphis, TN-MS-AR		100.0%		61,838	66,838	14.82	97.4%	Kroger	Stein Mart, Marshalls, HomeGoods
Tennessee Total:	# of Properties:	5			696,903	851,243	14.10	91.7%
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	16.52	97.6%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	302,460	17.85	90.3%		(Target), (Toys “R” Us), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	17.26	33.3%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%		4,683	4,683	N/A	100.0%
Moore Plaza	Corpus Christi, TX		100.0%		371,443	599,415	15.75	99.2%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	56,766	81,095	12.08	87.2%		Conn's
Horne Street Market	Dallas-Fort Worth-Arlington, TX		100.0%		9,815	52,082	30.30	88.9%		(24 Hour Fitness)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	16.08	88.7%	Sprouts Farmers Market	PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,667	363,337	18.18	89.3%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,472	9.01	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-The Woodlands-Sugar Land, TX		100.0%		138,028	138,028	N/A	79.7%		State of Texas
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	21.85	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		240,537	240,537	17.88	75.4%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	33.00	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	16.55	100.0%	99 Ranch Market
Braeswood Square Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		101,178	101,178	14.11	100.0%	Belden’s	Walgreens
Broadway Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	11,191	74,604	8.58	100.0%		Big Lots, Family Dollar
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,678	84,517	11.76	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX		100.0%		186,721	283,381	10.24	97.6%	Kroger	Babies “R” Us
Galveston Place	Houston-The Woodlands-Sugar Land, TX		100.0%		210,370	210,370	11.75	100.0%	Randall’s	Office Depot, Palais Royal, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,014	80,091	10.07	85.8%		99 Cents Only, Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	14,016	93,438	18.96	94.7%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX		100.0%		36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		71,277	71,277	9.19	97.1%	Kroger
Humblewood Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		180,226	279,226	18.74	87.7%		Conn’s, Walgreens, Petco, (Michaels), (DSW)
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	25,740	171,599	12.64	99.4%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,452	129,681	12.87	88.8%		Spec’s

Weingarten Realty Investors
Property Listing
As of December 31, 2016

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Lyons Avenue Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	10,144	67,629	8.19	100.0%	Fiesta	Fallas Paredes
Market at Town Center - Sugarland	Houston-The Woodlands-Sugar Land, TX	100.0%		388,865	388,865	21.28	96.0%		Old Navy, HomeGoods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		84,084	84,084	27.81	62.7%
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		174,181	174,181	15.80	89.6%	Randall’s	Office Depot, Citi Trends, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		154,256	154,256	17.15	100.0%	Kroger	Ross Dress for Less, Dollar Tree, Petsmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	17.69	99.5%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,356	92,356	26.97	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	13.64	100.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX	100.0%		247,673	247,673	36.70	97.1%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		185,964	185,964	12.13	98.3%		Rexel
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	55,460	34.59	100.0%		(Toys R Us), Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	172,873	277,603	14.58	99.4%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,454	11.19	92.1%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		70,087	70,087	9.84	31.9%		Spec’s
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX	100.0%		183,940	183,940	34.84	99.4%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		143,911	301,732	17.64	97.0%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,341	490,634	24.82	100.0%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
West Gray	Houston-The Woodlands-Sugar Land, TX	100.0%		37,264	37,264	24.50	84.5%		Pier 1
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		221,182	349,901	16.51	100.0%	Whole Foods Market	(Target), Ross Dress for Less, Palais Royal, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	17.87	98.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	13.14	100.0%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	15.04	97.9%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	16.72	97.6%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	143,976	500,084	11.09	98.9%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	20,342	243,874	23.61	75.7%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	53,956	301,174	19.90	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	37,644	75,288	17.93	92.9%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	178,820	489,549	15.61	97.3%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	51,851	103,702	12.49	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX	100.0%		264,720	569,881	12.31	87.2%		(Target), Hobby Lobby, Ross Dress for Less, Marshalls, Petsmart
Starr Plaza	Rio Grande City, TX	50.0%	(1)(3)	88,346	176,693	14.40	98.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX	100.0%		405,370	485,370	16.46	73.1%	(H-E-B)	Act III Theatres, Marshalls, Office Max, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX	100.0%		54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX	15.0%	(1)	24,271	161,806	11.51	94.5%	H-E-B	Bealls, Tuesday Morning

Weingarten Realty Investors
Property Listing
As of December 31, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Valley View Shopping Center	San Antonio-New Braunfels, TX		100.0%		91,446	91,446	10.95	80.4%		Marshalls, Dollar Tree
Texas Total:	# of Properties:	64			7,877,492	12,677,947	17.26	93.1%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.49	71.2%		(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	12.49	71.2%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(4)	250,811	250,811	33.64	100.0%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,811	250,811	33.64	100.0%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,323	86,953	35.16	100.0%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,237	18.26	97.2%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	30.71	99.4%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,736	20.20	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.55	97.8%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			166,511	557,321	27.61	99.2%
Total Operating Properties	# of Properties:	218			28,409,603	44,529,077	17.93	94.3%
New Development
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%	(2)	125,357	125,357			MOM's Organic Market	T.J. Maxx, DSW, Petco
Maryland Total:	# of Properties:	1			125,357	125,357
Virginia
Gateway Alexandria	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	—	—
Virginia Total:	# of Properties:		1		—	—

Total New Developments	# of Properties:	2			125,357	125,357
Operating & New Development Properties	# of Properties:	220			28,534,960	44,654,434
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						312,761
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						735,293
Colorado
Highway 85 and Highway 285, Sheridan						377,491

Weingarten Realty Investors
Property Listing
As of December 31, 2016

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Colorado Total:					377,491
Florida
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr., St. Augustine					228,254
Florida Total:					520,542
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Nevada
SWC Highway 215 at Decatur, Las Vegas					44,329
Nevada Total:					44,329
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					362,419
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					992,123
North Carolina Total:					3,378,775
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					318,859
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
East Orem, Houston					121,968
Mesa Road at Tidwell, Houston					42,775
Northwest Freeway at Gessner, Houston					43,396
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					236,966
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Culebra Road and Westwood Loop, San Antonio					60,984
FM 1957 (Potranco Road) and FM 211, San Antonio					6,533,042
SH 151 and Ingram Rd., San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					11,195,851
Total Unimproved Land					19,806,777

Weingarten Realty Investors
Property Listing
As of December 31, 2016

Center	Property Covered	Max Possible Term
Ground Lease Commitments
Blalock Market at I-10	Entire Center	3/31/2039
Braeswood Square	Entire Center	9/30/2026
Camelback Village Square	Entire Center	6/30/2094
CityCenter Englewood	Part of Center	8/3/2075
Discovery Plaza	Entire Center	6/30/2090
Highland Square	Entire Center	10/31/2044
K-Mart Plaza	Part of Center	12/31/2053
Parliament Square II	Entire Center	12/31/2030
Phillips Crossing	Entire Center	12/31/2085
River Point at Sheridan	Part of Center	11/27/2086
Rock Prairie	Entire Center	12/31/2081
Shoppes at Memorial Villages	Part of Center	5/31/2043
Six Forks Station	Entire Center	6/30/2063
Pike Center (1)	Entire Center	5/31/2059

Note:
(1) Project subject to a ground lease with WRI's option to purchase

Other Topics of Interest

Weingarten Realty Investors
At-The-Market Program Inception-To-Date
as of December 31, 2016
(in thousands, except share prices)

	# of Shares	Avg. Share Price	Gross Proceeds	Net Proceeds
2015 Total	1,129	$36.18	$40,836	$40,428

Q1 2016	485	37.25	18,065	17,884
Q2 2016	2,792	38.32	106,992	105,922
Q3 2016	188	41.67	7,827	7,749
Q4 2016	—	—	—	—
YTD 2016	3,465	$38.35	132,884	131,555

Grand Total	4,594	$37.82	$173,720	$171,983

Weingarten Realty Investors
Ground Lease Summary
December 31, 2016
(at pro rata share)
(in thousands, except percentages)

Use Description	Number of Leases	GLA	ABR	ABR $/SF

Home Improvement	2	220	$814	$3.70
Discount Department Store	11	789	3,742	4.75
Full-Service Restaurant	48	238	4,683	19.66
Fast Food	61	227	5,064	22.33
Bank	33	102	3,950	38.68
Supermarket	16	842	6,528	7.76
Pharmacy	6	88	788	8.96
Theater	1	56	422	7.54
Gas Station	12	25	1,242	49.36
Other	9	101	1,275	12.61

Total	199	2,688	$28,508	$10.61

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.